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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                                 AUGUST 12, 2004
                        (Date of earliest event reported)

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                               HARSCO CORPORATION
             (Exact name of registrant as specified in its charter)



             DE                          1-3970                  23-1483991
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)



         P.O. BOX 8888 CAMP HILL, PENNSYLVANIA            17001-8888
        (Address of principal executive offices)          (Zip Code)


         Registrant's telephone number, including area code 717-763-7064



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ITEM 5.        OTHER EVENTS AND REGULATION FD DISCLOSURE

On August 12, 2004, Harsco Corporation executed a new U.S.-based, three-year, $350 million revolving credit facility with a syndicate of banks. The new credit facility, which matures in August 2007, will serve as backup to the Company's investment-grade commercial paper programs. Interest on any outstanding borrowings will be based upon the London Interbank Offered Rate (LIBOR) plus a margin. This new facility replaces the existing $350 million revolving credit facility that is divided into two parts, a $131.3 million portion that matured on August 12, 2004 and a $218.8 million portion that matures on September 29, 2005.

The new credit facility includes the usual and customary terms of default that are outlined in Article VII of the credit facility. A copy of the credit facility is attached hereto and incorporated by reference herein as Exhibit 10.


ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibit 10. 3-year credit facility



EXHIBIT INDEX

10.     3-year credit facility



                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                HARSCO CORPORATION
                                                   (Registrant)



DATE       August 16, 2004                /S/ Salvatore D. Fazzolari
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                                          Salvatore D. Fazzolari
                                          Senior Vice President, Chief Financial
                                          Officer and Treasurer